UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

THE ADVISORS INNER CIRCLE FUND

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2017

This information must be preceded or accompanied by a

current prospectus. Investors should read the prospectus

carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees return of the LSV Global Value Fund, Institutional Class Shares, the MSCI All Country World Index (the “Benchmark”) and the MSCI All Country World Value Index for the trailing periods ended October 31, 2017 were as follows:

	12 Months Ended 10/31/17	3 Year Ended 10/31/17*	Since Inception*
LSV Global Value Fund, Institutional Class Shares	24.29%	7.64%	6.27%

Benchmark:
MSCI All Country World Index	23.20	7.92	6.66

Broad Market:
MSCI All Country World Value
Index	20.30	6.03	4.57

*Periods longer than one year are annualized; inception date is June 25, 2014; net of fees.

Institutional Class Shares performance as of 9/30/17: 21.00% (1 year), 7.34% (3 year), and 5.87% (Annualized Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

Global stocks as represented by the MSCI All Country World Index finished up 23.20% for the twelve months ended October 31, 2017. Value stocks broadly underperformed across the globe—The MSCI All Country World Value Index gained 20.30% while the MSCI All Country World Growth Index was up 26.12%. The LSV Global Value Fund, Institutional Class Shares (the “Fund”) advanced 24.29%. Global equity markets seemed to shrug off geopolitical instability around the globe and advanced thanks to continued strength in global economic data and corporate earnings. Additionally, central banks across the globe have sustained supportive monetary policy in an effort to boost consumer spending and incentivize growth. The easy monetary policy has resulted in strong global GDP growth data—beating investor expectations and further fueling the market rally. From a sector perspective, cyclical sectors generally outperformed while more defensive segments of the market lagged.

Despite the underperformance of value, the Fund was able to outperform over the period. Our comprehensive definition of value contributed to the strong results relative to the benchmark. We define value stocks as those that are cheap on multiple measures of valuation including cash flow, earnings, book value and dividend yield. While stocks that were cheap on book value generally lagged over the last twelve months, stocks that were cheap on cash flow and earnings, which we favor, performed well. Performance attribution indicates that both stock selection and sector selection contributed to the Fund’s relative outperformance. From a stock selection perspective, deeper value stocks within Industrials and Energy performed particularly well and our holdings outperformed. From a sector perspective, the bulk of the excess return contribution came from our overweight position in Financials and underweight to Consumer Staples. Top individual contributors included overweight positions in Meritor, LAM Research and Boeing. Not holding General Electric also contributed positively. Main individual detractors included not holding Apple and Microsoft as well as overweights to Acacia Mining, Del Monte and Kroger.

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 12.4x forward earnings compared to 17.5x for the core Benchmark, 1.7x book value compared to 2.3x for the Benchmark and 7.2x cash flow compared to 12.2x for the MSCI All Country World Index. The Fund is also yielding 2.7%. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry levels. The Fund is currently overweight the Financials and Materials sectors while underweight Consumer Staples and Information Technology.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The MSCI AC World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

The MSCI AC World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed Markets countries.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of $10,000 Investment in the LSV

Global Value Fund, Institutional Class Shares, versus the MSCI All Country World Index (Unaudited)

	Average Annual Total Return for the period ended October 31, 2017
	One Year Return	Three Year Return	Annualized Inception to Date(1)
LSV Global Value Fund, Institutional Class Shares	24.29%	7.64%	6.27%
LSV Global Value Fund, Investor Class Shares	23.94%	7.33%	6.00%
MSCI All Country World Index	23.20%	7.92%	6.66%

*	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1) The LSV Global Value Fund Commenced operations on June 25, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2017

Sector Weightings (Unaudited)†:

†	Percentages are based on total investments.

Schedule of Investments

LSV Global Value Fund
	Shares	Value (000)
U.S. Common Stock (53.0%)
Aerospace & Defense (3.1%)
Boeing	150	$39
Huntington Ingalls Industries	70	16
Moog, Cl A*	200	17
Orbital ATK	200	27
Spirit AeroSystems Holdings, Cl A	400	32
Triumph Group	200	6

		137

Agricultural Products (0.7%)
Fresh Del Monte Produce	400	18
Ingredion	110	14

		32

Air Freight & Logistics (0.4%)
FedEx	80	18

Aircraft (1.3%)
Delta Air Lines	500	25
JetBlue Airways*	900	17
United Continental Holdings*	300	18

		60

Apparel Retail (0.2%)
Gap	400	10

Asset Management & Custody Banks (0.5%)
Ameriprise Financial	150	24

Automotive (2.3%)
Ford Motor	1,700	21
General Motors	800	34
Goodyear Tire & Rubber	700	22
Lear	160	28

		105

LSV Global Value Fund
	Shares	Value (000)
Automotive Retail (0.4%)
Group 1 Automotive	200	$16

Banks (3.3%)
Bank of America	1,700	46
CIT Group	300	14
JPMorgan Chase	400	40
PNC Financial Services Group	100	14
Regions Financial	1,400	22
Wells Fargo	200	11

		147

Biotechnology (1.8%)
Amgen	200	35
Biogen*	100	31
Gilead Sciences	200	15

		81

Broadcasting, Newspapers & Advertising (0.1%)
TEGNA	400	5

Chemicals (2.4%)
Celanese, Cl A	250	26
Eastman Chemical	300	27
Huntsman	700	23
LyondellBasell Industries, Cl A	300	31

		107

Computers & Services (2.1%)
Cars.com*	133	3
Dell Technologies, Cl V*	55	5
DXC Technology	51	5
Hewlett Packard Enterprise	1,000	14
HP	1,000	21
NetApp	400	18
Seagate Technology	400	15
Western Digital	160	14

		95

Data Processing & Outsourced Services (0.3%)
Sykes Enterprises*	500	15

Electrical Services (1.6%)
American Electric Power	200	15
FirstEnergy	700	23
Public Service Enterprise Group	700	34

		72

Financial Services (2.0%)
Capital One Financial	230	21
Citigroup	600	44

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Global Value Fund
	Shares	Value (000)
Financial Services (continued)
Discover Financial Services	400	$27

		92

Food, Beverage & Tobacco (1.1%)
JM Smucker	200	21
Pilgrim’s Pride*	800	25
SUPERVALU*	214	4

		50

General Merchandise Stores (0.4%)
Target	300	18

Health Care Distributors (0.6%)
Cardinal Health	200	12
McKesson	120	17

		29

Health Care Facilities (0.5%)
HCA Holdings*	300	23

Health Care Services (0.3%)
Quest Diagnostics	140	13

Homefurnishing Retail (0.4%)
Aaron’s	500	18

Hotels & Lodging (0.5%)
Wyndham Worldwide	200	21

Household Products, Furniture & Fixtures (0.4%)
Whirlpool	100	16

Insurance (5.1%)
Aetna	160	27
Aflac	160	13
Allstate	300	28
American Financial Group	150	16
Anthem	80	17
Hartford Financial Services Group	400	22
Lincoln National	400	30
MGIC Investment*	1,700	24
Prudential Financial	240	27
Travelers	200	27

		231

IT Consulting & Other Services (1.0%)
International Business Machines	300	46

Machinery (1.4%)
Cummins	130	23
Meritor*	900	24

LSV Global Value Fund
	Shares	Value (000)
Machinery (continued)
Trinity Industries	500	$16

		63

Motorcycle Manufacturers (0.2%)
Harley-Davidson	200	10

Multimedia (0.2%)
Viacom, Cl B	300	7

Office Electronics (0.4%)
Xerox	575	17

Oil & Gas Storage & Transportation (0.2%)
DHT Holdings	1,800	7

Paper & Paper Products (0.2%)
Domtar	200	10

Paper Packaging (1.1%)
International Paper	400	23
Packaging of America	200	23
WestRock	37	2

		48

Petroleum & Fuel Products (2.2%)
Chevron	150	17
ExxonMobil	200	17
LUKOIL PJSC ADR	370	20
PBF Energy, Cl A	200	6
Valero Energy	500	39

		99

Pharmaceuticals (3.5%)
AbbVie	400	36
Johnson & Johnson	350	49
Lannett*	500	10
Merck	500	28
Pfizer	1,000	35

		158

Printing & Publishing (0.0%)
Gannett	150	1

Reinsurance (0.9%)
Everest Re Group	100	24
Validus Holdings	300	15

		39

Retail (1.1%)
Brinker International	200	6
Dillard’s, Cl A	100	5
Kohl’s	500	21
Kroger	800	17

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Global Value Fund
	Shares	Value (000)
Retail (continued)
Macy’s	160	$3

		52

Semi-Conductors/Instruments (4.3%)
Applied Materials	700	39
Cirrus Logic*	300	17
Flextronics International*	800	14
Intel	800	36
Lam Research	200	42
Orbotech*	400	18
TE Connectivity	300	27

		193

Specialized REIT’s (0.3%)
Hospitality Properties Trust	500	14

Technology Distributors (0.8%)
Arrow Electronics*	300	25
Avnet	300	12

		37

Telephones & Telecommunications (2.9%)
AT&T	500	17
Brocade Communications Systems	800	9
Cisco Systems	1,300	44
Corning	1,100	35
Verizon Communications	500	24

		129

Thrifts & Mortgage Finance (0.5%)
Radian Group	1,100	23

TOTAL U.S. COMMON STOCK
(Cost $2,009)		2,388

Foreign Common Stock (45.0%)
Australia (1.7%)
Asaleo Care	7,900	9
Australian Pharmaceutical Industries	8,000	9
BlueScope Steel	1,900	19
Fortescue Metals Group	6,000	21
McMillan Shakespeare	1,000	12
Retail Food Group	2,100	7

		77

Austria (0.6%)
Voestalpine	500	28

Belgium (0.6%)
Solvay	170	25

LSV Global Value Fund
	Shares	Value (000)
Canada (3.0%)
Air Canada, Cl B*	1,200	$24
BRP	500	17
Canadian Imperial Bank of Commerce	130	11
Industrial Alliance Insurance & Financial Services	400	18
Magna International	700	38
National Bank of Canada	300	15
Rogers Communications, Cl B	200	10

		133

Chile (0.6%)
Enel Americas	118,400	25

China (1.8%)
China CITIC Bank, Cl H	24,000	16
China Resources Power Holdings	8,000	15
Great Wall Motor, Cl H	14,500	18
Shanghai Pharmaceuticals Holding, Cl H	4,000	10
Sinotrans, Cl H	49,000	24

		83

Finland (0.7%)
Neste	600	33

France (3.3%)
Atos	160	25
AXA	400	12
BNP Paribas	300	24
Electricite de France	1,100	14
Renault	140	14
Sanofi	300	28
Total	600	34

		151

Germany (3.2%)
Allianz	60	14
BASF	100	11
Daimler	300	25
Deutsche Bank	1,050	17
Deutsche Post	500	23
Leoni	300	20
Muenchener Rueckversicherungs	50	11
Siemens	100	15
Volkswagen	50	9

		145

Hong Kong (2.3%)
Air China, Cl H	12,000	11
China Telecom, Cl H	59,000	30
CP Pokphand	126,000	10
PAX Global Technology	21,000	11

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Global Value Fund
	Shares	Value (000)
Hong Kong (continued)
Skyworth Digital Holdings	22,000	$10
SmarTone Telecommunications Holdings	6,500	8
WH Group	23,000	23

		103

Hungary (0.6%)
MOL Hungarian Oil & Gas	2,400	29

Indonesia (0.3%)
Bank Negara Indonesia Persero	27,700	16

Ireland (0.5%)
Smurfit Kappa Group	700	21

Israel (0.3%)
Bank Hapoalim	1,700	12
Teva Pharmaceutical Industries	200	3

		15

Italy (1.5%)
Astaldi	900	6
Enel	7,000	43
Mediobanca	1,600	18

		67

Japan (7.5%)
Dowa Holdings	200	8
Heiwado	500	11
Isuzu Motors	1,500	22
ITOCHU	1,800	31
KDDI	1,000	27
Konoike Transport	800	12
Lintec	500	14
Matsumotokiyoshi Holdings	200	14
Mixi*	400	19
Nippon Telegraph & Telephone	700	34
Nissan Motor*	2,500	24
Nitto Kogyo	500	9
ORIX	1,600	27
Resona Holdings	3,100	17
Senshu Ikeda Holdings	2,400	9
Shindengen Electric Manufacturing	200	14
SKY Perfect JSAT Holdings	1,500	7
Towa Pharmaceutical	200	10
Tsubakimoto Chain	2,000	17
Valor	500	11

		337

Netherlands (0.8%)
Aegon	3,100	18

LSV Global Value Fund
	Shares	Value (000)
Netherlands (continued)
Royal Dutch Shell, Cl B	500	$16

		34

New Zealand (0.1%)
SKY Network Television	1,700	3

Norway (1.0%)
DNB	1,800	34
Marine Harvest*	600	12

		46

Singapore (0.4%)
DBS Group Holdings	1,000	17

South Africa (0.2%)
Barclays Africa Group	800	8

South Korea (2.7%)
Korea Electric Power	400	14
LG Uplus	2,500	29
Samsung Electronics	23	56
SK Telecom	100	24

		123

Spain (0.6%)
Distribuidora Internacional de Alimentacion	2,700	13
Mapfre	4,500	15

		28

Sweden (0.9%)
Hemfosa Fastigheter	1,000	12
Inwido	1,500	17
Nordea Bank	900	11

		40

Switzerland (2.1%)
Credit Suisse Group	900	14
Roche Holding AG	80	19
Swiss Life Holding	60	21
Swiss Re	200	19
UBS Group	1,300	22

		95

Taiwan (1.8%)
Compeq Manufacturing	23,000	27
Hon Hai Precision Industry	5,000	19
Mitac Holdings	18,000	22
Pegatron	6,000	16

		84

Thailand (0.3%)
Krung Thai Bank	21,700	12

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

LSV Global Value Fund
	Shares	Value (000)
Turkey (0.8%)
Eregli Demir ve Celik Fabrikalari	6,500	$15
KOC Holding	2,900	13
TAV Havalimanlari Holding	1,600	8

		36

United Kingdom (4.8%)
3i Group	1,700	22
Acacia Mining	4,300	10
BAE Systems	2,900	23
Bellway	400	19
Berkeley Group Holdings	400	20
BP	1,800	12
Centrica	2,800	6
Halfords Group	2,500	11
J Sainsbury	6,000	19
Lloyds Banking Group	26,800	24
Old Mutual	3,000	8
Restaurant Group	200	1
Senior	3,900	15
X5 Retail Group GDR*	600	25

		215

TOTAL FOREIGN COMMON STOCK
(Cost $1,872)		2,029

Preferred Stock (0.3%)
Thailand (0.3%)
Itausa 5.5%	4,961	15

TOTAL PREFERRED STOCK
(Cost $15)		15

	Face Amount (000)
Repurchase Agreement (1.1%)
Morgan Stanley 0.880%, dated 10/31/17, to be repurchased on 11/01/17, Repurchase price $50 (collateralized by various U.S. Treasury Notes, par values ranging $0 - $41, 1.250% - 2.125%, 10/31/18 – 02/29/24; with total market value $51)	$50	50

TOTAL REPURCHASE AGREEMENT
(Cost $50)		50

Total Investments – 99.4%
(Cost $3,946)		$4,482

Percentages are based on Net Assets of $4,508 (000).
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint Stock Company

REIT — Real Estate Investment Trust

The following is a list of the level of inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value ($ 000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Common Stock
United States	$2,388	$–	$–	$2,388
Foreign Common Stock
Australia	77	–	–	77
Austria	28	–	–	28
Belgium	25	–	–	25
Canada	133	–	–	133
Chile	25	–	–	25
China	83	–	–	83
Finland	33	–	–	33
France	151	–	–	151
Germany	–	145	–	145
Hong Kong	103	–	–	103
Hungary	29	–	–	29
Indonesia	16	–	–	16
Ireland	21	–	–	21
Israel	15	–	–	15
Italy	67	–	–	67
Japan	337	–	–	337
Netherlands	34	–	–	34
New Zealand	3	–	–	3
Norway	46	–	–	46
Singapore	17	–	–	17
South Africa	8	–	–	8
South Korea	123	–	–	123
Spain	28	–	–	28
Sweden	40	–	–	40
Switzerland	95	–	–	95
Taiwan	84	–	–	84
Thailand	12	–	–	12
Turkey	36	–	–	36
United Kingdom	215	–	–	215
Total Foreign Common Stock	1,884	145	–	2,029
Total Repurchase Agreement	–	50	–	50
Total Preferred Stock	15	–	–	15
Total Investments in Securities	$4,287	$195	$–	$4,482

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

The accompanying notes are an integral part of the financial statements

Schedule of Investments October 31, 2017

For the year ended October 31, 2017, there were transfers of $145 (000) from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000) October 31, 2017

	LSV Global Value Fund
Assets:
Investments at Value (Cost $3,946)	$4,482
Foreign Currency, at Value (Cost $26)	26
Receivable due from Investment Adviser	14
Dividends and Interest Receivable	6
Reclaim Receivable	1
Prepaid Expenses	14
Total Assets	4,543
Liabilities:
Payable for Investment Securities Purchased	6
Payable due to Administrator	—
Payable due to Trustees	—
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	29
Total Liabilities	35
Net Assets	$4,508

Net Assets Consist of:
Paid-in Capital	$3,900
Undistributed Net Investment Income	56
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	16
Net Unrealized Appreciation on Investments	536
Net Assets	$4,508

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($3,988 ÷ 345,653 shares)(1)	$11.54

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($520 ÷ 45,081 shares)(1)	$11.52	*

(1) Shares have not been rounded.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000) For the year ended October 31, 2017

LSV Global Value Fund
Investment Income:
Dividend Income	$109
Interest Income	—
Foreign Taxes Withheld	(7)
Total Investment Income	102
Expenses:
Investment Advisory Fees	28
Administration Fees	3
Distribution Fees - Investor Class	1
Trustees’ Fees	—
Chief Compliance Officer Fees	—
Transfer Agent Fees	53
Registration and Filing Fees	31
Custodian Fees	25
Printing Fees	14
Pricing Fees	11
Insurance and Other Fees	4
Total Expenses	170
Less: Waiver of Investment Advisory Fees	(28)
Less: Reimbursement of Expenses from Investment Adviser	(107)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	35
Net Investment Income	67
Net Realized Gain on Investments	16
Net Realized Loss on Foreign Currency Transactions	(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments	707
Net Realized and Unrealized Gain on Investments	722
Net Increase in Net Assets Resulting from Operations	$789

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000) For the years ended October 31,

	LSV Global Value Fund
	2017	2016
Operations:
Net Investment Income	$67	$61
Net Realized Gain on Investments and Foreign Currency Transactions	15	22
Net Change in Unrealized Appreciation (Depreciation) on Investments	707	(38)
Net Increase in Net Assets Resulting from Operations	789	45
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(57)	(41)
Investor Class Shares	(4)	(1)
Net Realized Gain:
Institutional Class Shares	(21)	(28)
Investor Class Shares	(2)	(1)
Total Dividends and Distributions	(84)	(71)
Capital Share Transactions:
Institutional Class Shares:
Issued	587	512
Reinvestment of Dividends and Distributions	78	68
Redeemed	—	(311)
Net Increase from Institutional Class Shares Transactions	665	269
Investor Class Shares:
Issued	364	127
Reinvestment of Dividends and Distributions	6	2
Redeemed	(121)	(97)
Net Increase from Investor Class Shares Transactions	249	32
Net Increase in Net Assets Derived from Capital Share Transactions	914	301
Total Increase in Net Assets	1,619	275
Net Assets:
Beginning of Year	2,889	2,614
End of Year (including undistributed net investment income of $56 and $51, respectively)	$4,508	$2,889

Shares Transactions:
Institutional Class:
Issued	57	57
Reinvestment of Dividends and Distributions	8	7
Redeemed	—	(35)
Total Institutional Class Share Transactions	65	29
Investor Class:
Issued	34	15
Reinvestment of Dividends and Distributions	1	—
Redeemed	(12)	(10)
Total Investor Class Share Transactions	23	5
Net Increase in Shares Outstanding	88	34

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Financial Highlights For a share outstanding throughout the year or period October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡
LSV Global Value Fund
Institutional Class Shares
2017	$9.54	$0.19	$2.08	$2.27	$(0.20)	$(0.07)	$(0.27)	$11.54	24.29%	$3,988	0.90%	4.52%	1.83%	15%
2016	9.71	0.20	(0.12)	0.08	(0.15)	(0.10)	(0.25)	9.54	0.96	2,684	0.90	6.34	2.23	23
2015	9.83	0.16	(0.22)	(0.06)	(0.05)	(0.01)	(0.06)	9.71	(0.62)	2,450	0.90	7.21	1.67	14
2014*	10.00	0.03	(0.20)	(0.17)	—	—	—	9.83	(1.70)	1,967	0.90	8.17	0.99	2
Investor Class Shares
2017	$9.53	$0.17	$2.07	$2.24	$(0.18)	$(0.07)	$(0.25)	$11.52	23.94%	$520	1.15%	4.78%	1.56%	15%
2016	9.68	0.18	(0.12)	0.06	(0.11)	(0.10)	(0.21)	9.53	0.77	205	1.15	6.78	2.00	23
2015	9.83	0.16	(0.26)	(0.10)	(0.04)	(0.01)	(0.05)	9.68	(0.90)	164	1.15	7.50	1.46	14
2014*	10.00	0.03	(0.20)	(0.17)	—	—	—	9.83	(1.70)	98	1.15	8.31	0.67	2

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.
(1)	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements October 31, 2017

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the LSV Global Value Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value

Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities a (“Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a

Notes to Financial Statements October 31, 2017

fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of October 31, 2017, there were no securities valued in accordance with fair value procedures. If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income—Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is

Notes to Financial Statements October 31, 2017

recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investments in Real Estate Investment Trusts

(REITs)— With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements— In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Morgan Stanley	$50	$50	$-	$-

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation— The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders—

Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

Notes to Financial Statements October 31, 2017

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services the (“Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. the (“Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $2,544 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2017, the Fund incurred $904 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2017, the Fund earned $14 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian the (“Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.90% and 1.15% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2018.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2017, were as follows (000):

Purchases	$1,411
Sales	$533

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency exchange gain (loss), non-deductible expenses and investments in REITs have been reclassified to (from) the following accounts (000):

Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)
$(1)	$1

These reclassifications have no impact on net assets or net asset value per share.

Notes to Financial Statements October 31, 2017

The tax character of dividends and distributions paid during the years ended October 31, 2017 and 2016 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total

2017	$84	$-	$84
2016	58	13	71

As of October 31, 2017, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$89
Unrealized Appreciation	519

Total Distributable Earnings	$608

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2017.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2017, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,963	$801	$(282)	$519

8.	Other:

At October 31, 2017, 95% of total shares outstanding for the Institutional Class Shares were held by four record shareholders each owning 10% or greater of the aggregate total shares outstanding. At October 31, 2017, 98% of total shares outstanding for the Investor Class Shares were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of LSV Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LSV Global Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from June 25, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LSV Global Value Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period June 25, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

The table below illustrates your Fund’s costs in two ways:

•   Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•   Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
LSV Global Value Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,101.10	0.90%	$4.77
Investor Class Shares	1,000.00	1,098.20	1.15	6.08

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.67	0.90%	$4.58
Investor Class Shares	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2017.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED BOARD MEMBERS[3,4]
Robert A. Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED BOARD MEMBERS[3,4]
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self- Employed Legal and Financial Services Consultant since 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.
Diann M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

None.

NOTICE TO SHAREHOLDERS

OF

LSV GLOBAL VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	100%	100%	45.65%	96.10%	0.00%	0.00%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund- LSV Global Value Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Global Value Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-AR-008-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.